SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 31, 2000



                         SENIOR HOUSING PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




          Maryland                  001-15319                  04-3445278
(State or other jurisdiction       (Commission              (I.R.S. employer
     of incorporation)             file number)           identification number)




   400 Centre Street, Newton, Massachusetts                         02458
   (Address of principal executive offices)                       (Zip code)




        Registrant's telephone number, including area code: 617-796-8350

Item 2.  Acquisition or Disposition of Assets

         On October 31, 2000, Senior Housing Properties Trust, through its subsidiary SPTBROOK Properties Trust, completed the sale of four independent living properties for $123 million cash consideration to a designee of Brookdale Living Communities, Inc., the parent of the lessees of these properties, in a negotiated arms-length transaction. The four properties contain 829 independent living units and are located in Chicago, Illinois, Rochester, New York, East Mesa, Arizona and Spokane, Washington.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (b)    Pro Forma Financial Information

                Introduction to Unaudited Pro Forma Consolidated Financial Statements...........................F-1
                Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000.........................F-2
                Unaudited Pro Forma Consolidated Statement of Income for the Nine Months
                  Ended September 30, 2000......................................................................F-3
                Unaudited Pro Forma Consolidated Statement of Income for the Year Ended
                  December 31, 1999.............................................................................F-4
                Notes to Unaudited Pro Forma Consolidated Financial Statements..................................F-5

         (c)    Exhibits

                2.1 Purchase and Sale Agreement dated July 26, 2000 by and between SPTBROOK Properties Trust, as Seller, and Brookdale Living Communities, Inc., as Purchaser.

Item 7(b) Pro Forma Financial Information



                         Senior Housing Properties Trust
      Introduction to Unaudited Pro Forma Consolidated Financial Statements

         The following unaudited pro forma consolidated balance sheet at September 30, 2000, of Senior Housing Properties Trust and consolidated subsidiaries ("Senior Housing") is intended to present the financial position of Senior Housing as if the sale of the four properties to Brookdale Living Communities, Inc. and related application of proceeds as described in the notes had been completed as of September 30, 2000. The following unaudited pro forma consolidated statements of income of Senior Housing are intended to present the results of operations of Senior Housing as if these transactions had been completed as of January 1, 1999.

         These unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual consolidated financial position or results of operations of Senior Housing would have been as of the date or for the periods indicated, nor do they represent our expected consolidated financial position or results of operations for any future period. Differences would result from, among other considerations, future changes in Senior Housing's investments, changes in rent received, changes in interest rates, changes in operating income and expense or changes in the capital structure, as well as other factors discussed in the Annual Report and the Quarterly Report described below. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the audited consolidated financial statements for the year ended December 31, 1999, included or incorporated by reference in Senior Housing's Annual Report on Form 10-K for such year and the unaudited consolidated financial statements for the periods ended September 30, 2000, included in Senior Housing's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

                                             Senior Housing Properties Trust
                                     Unaudited Pro Forma Consolidated Balance Sheet
                                                   September 30, 2000
                                    (amounts in thousands, except per share amounts)



                                                                                         Pro Forma
                                                                   Historical           Adjustments            Pro Forma
                                                                   ----------           -----------            ---------
                                                         ASSETS
Real estate properties, at cost
     Land                                                           $69,036               $(9,785)(A)            $59,251
     Buildings and improvements                                     632,404               (92,065)(A)            540,339
                                                                 ---------------     ------------------     -----------------
                                                                    701,440              (101,850)               599,590
     Less accumulated depreciation                                 (115,678)                8,671(A)            (107,007)
                                                                 ---------------     ------------------     -----------------
                                                                    585,762               (93,179)               492,583

Cash and cash equivalents                                             7,028                     -                  7,028
Investment in HRPT Properties Trust                                   7,125                     -                  7,125
Net investment in facilities' operations                             23,902                     -                 23,902
Other assets                                                          8,771                (2,534)(B)              6,237
                                                                 ---------------     ------------------     -----------------
                                                                   $632,588              $(95,713)              $536,875
                                                                 ===============     ==================     =================



                                          LIABILITIES AND SHAREHOLDERS' EQUITY


Bank notes payable                                                 $201,000             $(123,000)(A)            $78,000
Deferred rents                                                        9,040                  (148)(B)              8,892
Security deposits                                                       235                     -                    235
Accrued expenses, other liabilities and deferred credit              24,126                     -                 24,126

Shareholders' equity
     Common shares of beneficial interest; $0.01 par value;
     25,916,100 shares issued and outstanding                           259                     -                    259
     Additional paid-in capital                                     444,638                     -                444,638
     Cumulative net (loss) income                                      (562)               27,435(C)              26,873
     Cumulative distributions                                       (46,773)                    -                (46,773)
     Unrealized gain on investment in HRPT Properties Trust             625                     -                    625
                                                                 ---------------     ------------------     -----------------
         Total shareholders' equity                                 398,187                27,435                425,622
                                                                 ---------------     ------------------     -----------------
                                                                   $632,588              $(95,713)              $536,875
                                                                 ===============     ==================     =================



See accompanying notes.

                                             Senior Housing Properties Trust
                                  Unaudited Pro Forma Consolidated Statement of Income
                                      For the Nine Months Ended September 30, 2000
                                    (amounts in thousands, except per share amounts)



                                                                                         Pro Forma
                                                                   Historical           Adjustments            Pro Forma
                                                                   ----------           -----------            ---------
Revenues:
     Rental income                                                       $49,880          $(8,316)(D)            $41,564
     Other real estate income                                              1,228                -                  1,228
     Interest and other income                                             1,329                -                  1,329
                                                                 ----------------    ------------------     -----------------
         Total revenues                                                   52,437           (8,316)                44,121
                                                                 ----------------    ------------------     -----------------

Expenses:
     Interest                                                             12,595           (7,727)(E)              4,868
     Depreciation                                                         15,379           (1,745)(F)             13,634
     General and administrative                                            5,261             (382)(G)              4,879
                                                                 ----------------    ------------------     -----------------
         Total expenses                                                   33,235           (9,854)                23,381
                                                                 ----------------    ------------------     -----------------


Net income                                                               $19,202           $1,538                $20,740
                                                                 ================    ==================     =================

Weighted average shares outstanding                                       25,979                                  25,979
                                                                 ================                           =================

Basic and diluted earnings per share data:

Net income                                                                 $0.74                                   $0.80
                                                                 ================                           =================




See accompanying notes.

                                             Senior Housing Properties Trust
                                  Unaudited Pro Forma Consolidated Statement of Income
                                          For the Year Ended December 31, 1999
                                    (amounts in thousands, except per share amounts)



                                                                                         Pro Forma
                                                                   Historical           Adjustments            Pro Forma
                                                                   ----------           -----------            ---------
Revenues:
     Rental income                                                  $84,881              $(11,174)(H)            $73,707
     Interest and other income                                        5,909                     -                  5,909
                                                                 ----------------    ------------------     -----------------
         Total revenues                                              90,790               (11,174)                79,616
                                                                 ----------------    ------------------     -----------------

Expenses:
     Interest                                                        18,768                (8,837)(I)              9,931
     Depreciation                                                    22,247                (2,326)(J)             19,921
     General and administrative                                       4,941                  (509)(K)              4,432
     Loan loss reserve                                               14,500                     -                 14,500
     Impairment of assets                                            15,500                     -                 15,500
                                                                 ----------------    ------------------     -----------------
         Total expenses                                              75,956               (11,672)                64,284
                                                                 ----------------    ------------------     -----------------


Net income                                                          $14,834                  $498                $15,332
                                                                 ================    ==================     =================

Weighted average shares outstanding                                  26,000                                       26,000
                                                                 ================                           =================

Basic and diluted earnings per share data:

Net income                                                           $0.57                                         $0.59
                                                                 ================                           =================




See accompanying notes.

                         Senior Housing Properties Trust
         Notes to Unaudited Pro Forma Consolidated Financial Statements
                             (amounts in thousands)


                     Consolidated Balance Sheet Adjustments

(A) Represents the sale of four properties to an affiliate of Brookdale Living Communities, Inc. ("Brookdale") for $123,000 of cash and the application of the cash to Senior Housing's bank credit facility.

(B) Represents the write-off of receivables due to the difference between cash received to date versus accounting for rent on a straight line basis under Generally Accepted Accounting Principals and deferred percentage rent.

(C) Represents the net gain on sale of the Brookdale properties calculated as follows:

                Sale proceeds                                                         $123,000
                Net book value of assets sold                                          (93,179)
                Write-offs of straight line rent receivable
                    and deferred percentage rent                                        (2,386)
                                                                           ----------------------------------
                Net gain on sale of properties                                         $27,435
                                                                           ==================================

                         Senior Housing Properties Trust
         Notes to Unaudited Pro Forma Consolidated Financial Statements
                             (amounts in thousands)



                 Consolidated Statement of Income Adjustments -
                      Nine Months Ended September 30, 2000

(D) Represents the removal of rental income recognized from these four properties during the nine months ended September 30, 2000.

(E) Represents the application of the $123,000 proceeds to Senior Housing's bank line of credit and the interest saved based on Senior Housing's average borrowing costs for the period. In connection with repayment of the line of credit and removal of these assets from the collateral base, the maximum borrowing capacity of the line of credit was adjusted from $350,000 to $270,000. The saved commitment fees are included in the interest saved.

(F) Represents the depreciation expense recorded for the nine months ended September 30, 2000 related to the four properties.

(G) Represents the reduction of general and administrative expenses related to these four properties for the nine month ended September 30, 2000.



                 Consolidated Statement of Income Adjustments -
                          Year Ended December 31, 1999

(H) Represents the removal of rental income recognized from these four properties for the year ended December 31, 1999.

(I) Represents the application of the $123,000 proceeds to Senior Housing's bank line of credit and the interest saved based on Senior Housing's average borrowing costs for the period. In connection with repayment of the line of credit and removal of these assets from the collateral base, the maximum borrowing capacity of the line of credit was adjusted from $350,000 to $270,000. The saved commitment fees are included in the interest saved.

(J) Represents the depreciation expense recorded for the year ended December 31, 1999 related to these four properties.

(K) Represents the reduction of general and administrative expenses related to these four properties for the year ended December 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SENIOR HOUSING PROPERTIES TRUST


                                   By: /s/David J. Hegarty
                                       David J. Hegarty
                                       President, Chief Operating Officer and
                                          Acting Chief Financial Officer

Date:  November 15, 2000